UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2014

Sterling Financial Corporation
(Exact name of registrant as specified in its charter)

Washington		91-1572822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Wall Street Spokane, Washington 99201
(Address of principal executive offices and zip code)

(509) 458-3711
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On April 10, 2014, Sterling Financial Corporation (the “Company”) sent a notice (the “Participant Notice”) to the participants in the Sterling Savings Bank Employee Savings and Investment Plan & Trust (the “Plan”) informing them of a blackout period pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Plan.

As described in the Participant Notice, in connection with the closing of the merger between the Company and Umpqua Holdings Corporation (“Umpqua”), each share of the Company’s common stock (“Company Common Stock”) held within the Plan will be converted into 1.671 shares of Umpqua Holdings Corporation stock and $2.18 in cash.  The cash merger consideration will be reinvested in accordance with participants’ investment elections under the Plan.  In order to accommodate this change, a blackout period is expected to begin as of the market close (generally 4:00 p.m. Eastern time) on April 16, 2014, and is expected to be lifted on or about April 22, 2014 (the “Blackout Period”).  During the Blackout Period, Plan participants will not be able to change Plan investment options or asset allocations involving, or request a loan, withdrawal or distribution from, Plan accounts that are invested in Company Common Stock.

On April 10, 2014, the Company sent a notice (the “BTR Notice”) pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR promulgated pursuant to the Securities Exchange Act of 1934, as amended, to its directors and executive officers informing them of the Blackout Period.  During the Blackout Period, all directors and executive officers of the Company will be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring Company Common Stock (or related securities, including derivative securities) acquired in connection with employment or service as a director or executive officer of the Company.

Shareholders or other interested parties may obtain, without charge, information regarding the Blackout Period, including information as to whether the Blackout Period has begun or ended, by contacting Lara L. Hemingway, Senior Vice President and Associate General Counsel, 111 N. Wall Street, Spokane, Washington 99201, (509) 227-0967.

A copy of the BTR Notice, which includes the information specified in Rule 104(b) of Regulation BTR,  is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.      Other Events.

On April 1, 2014, the Company and Umpqua jointly announced that all required regulatory approvals necessary to consummate the merger of Sterling with and into Umpqua have been received.  Completion of the merger remains subject to customary closing conditions.  Assuming such conditions are satisfied, the merger is expected to be completed after the close of business on April 18, 2014.

Item 9.01.      Financial Statements and Exhibits.

99.1       Notice to Directors and Executive Officers dated April 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
By:	/s/ Patrick J. Rusnak
Name:	Patrick J. Rusnak
Title:	Chief Financial Officer